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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 2008

Churchill Ventures Ltd.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33327	20-5113856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Revolutionary Road, Scarborough, New York	10510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 762-2553

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Other Events

On December 19, 2008, Churchill Ventures Ltd. (“Company”) announced that its stockholders had voted to approve the dissolution of the Company and its proposed plan of liquidation. The Company had filed its definitive Proxy Statement regarding its proposed dissolution and plan of liquidation with the Securities and Exchange Commission on December 2, 2008.  The press release is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated December 19, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2008	CHURCHILL VENTURES LTD.

	By:	/s/ Itzhak Fisher
Itzhak Fisher
Chairman (Principal Executive Officer)